Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Zane Rowe, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of VMware, Inc. on Form 10-K for the fiscal year ended January 29, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of VMware, Inc.

Date:	March 26, 2021	By:	/s/ Zane Rowe
Zane Rowe Chief Financial Officer, Interim Chief Executive Officer and Executive Vice President (Principal Executive Officer)